SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.            )

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☒Definitive Proxy Statement

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☐Soliciting Material under §240.14a-12

Fifth District Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 16, 2026

Dear Fellow Stockholder:

We will hold our annual meeting of stockholders at the main office of Fifth District Savings Bank, located at 4000 General DeGaulle Drive, New Orleans, Louisiana, at 10:00 a.m., local time, on May 18, 2026.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet. Internet voting instructions appear on the enclosed proxy card.

Sincerely,

David C. Nolan	Amie L. Lyons
Chairman of the Board	President and Chief Executive Officer

FIFTH DISTRICT BANCORP, INC.

4000 General DeGaulle Drive

New Orleans, Louisiana 70114

(504) 362-7544

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME	Monday, May 18, 2026
10:00 a.m., local time

PLACE	Fifth District Savings Bank Main Office
4000 General DeGaulle Drive
New Orleans, Louisiana

ITEMS OF BUSINESS	(1) To elect two directors to serve for a term of three years;

(2) To vote to ratify the appointment of EisnerAmper LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2026; and

(3)
To transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To be eligible to vote, you must have been a stockholder as of the close of business on March 31, 2026.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or by completing the accompanying proxy card and mailing it in the enclosed self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke your proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Brandi S. Roe
Corporate Secretary

New Orleans, Louisiana
April 16, 2026

FIFTH DISTRICT BANCORP, INC.

PROXY STATEMENT

FOR

2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Fifth District Bancorp, Inc. is the holding company for Fifth District Savings Bank. In this proxy statement, we may also refer to Fifth District Bancorp, Inc. as “Fifth District Bancorp,” the “Company,” “we,” “our” or “us” and to Fifth District Savings Bank as “Fifth District” or the “Bank.”

We are providing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors for the 2026 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. We will hold the annual meeting at Fifth District’s main office, located at 4000 General DeGaulle Drive, New Orleans, Louisiana, on Monday, May 18, 2026, at 10:00 a.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 16, 2026.

Important Notice Regarding the Availability of Proxy Materials

for the STOCKholder Meeting to Be Held on MAY 18, 2026

This proxy statement is available at https://annualgeneralmeetings.com/fdsb2026/. Also available at this website address is our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes our audited consolidated financial statements for the fiscal year ended December 31, 2025.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of Company common stock if our records show that you held your shares as of the close of business on March 31, 2026. As of the close of business on that date, a total of 5,289,348 shares of common stock were outstanding. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of Company common stock in one or more of the following ways:

●	Directly in your name as stockholder of record;
●	Indirectly through a broker, bank or other holder of record in “street name;”
●	Indirectly through the Fifth District Savings Bank Employee Stock Ownership Plan (the “ESOP”); or
●	Indirectly through the Fifth District Savings Bank 401(k) Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of those shares, and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the ESOP and/or the 401(k) Plan, see “Participants in the ESOP and 401(k) Plan” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of Company common stock entitled to vote, represented in person or by proxy, are present at the meeting.

Votes Required for Proposals. In voting on the election of directors (Item 1), you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

In voting on the ratification of the appointment of the independent registered public accounting firm (Item 2), you may vote in favor of the proposal, vote against the proposal, or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting and entitled to vote is required to approve this proposal.

Effect of Not Casting Your Vote

If you hold your shares in street name through a broker, bank or other nominee of record, it is critical that you cast your vote if you want it to count in the election of directors (Item 1). Your broker, bank or other holder of record does not have discretion to vote your uninstructed shares with respect to this matter. Therefore, if you hold your shares in street name and you do not instruct your broker or other holder of record on how to vote on Item 1, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your broker, bank or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Item 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In counting votes for the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, we will not count abstentions and broker non-votes as votes cast. Therefore, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

●	“FOR” the election of all director nominees; and
●	“FOR” the ratification of the appointment of EisnerAmper LLP to serve as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This would include a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Instead of voting by completing and mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet. The Internet voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet voting appear on the enclosed proxy card. The deadline for voting via the Internet is 11:59 p.m., Central time, on May 17, 2026.

Revoking Your Proxy

Whether you vote by mail or via the Internet, if you are a registered stockholder, unless otherwise noted, you may later revoke your proxy by:

●	sending a written statement to that effect to our Corporate Secretary;
●	submitting a properly signed proxy card with a later date;
●	voting via the Internet at a later time (if initially able to vote in that manner) so long as such vote is received by the applicable time and date set forth above for registered stockholders; or
●	voting in person at the annual meeting (Note: Personal attendance at the annual meeting will not, in itself, constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and 401(k) Plan

If you participate in the ESOP, you will receive a voting instruction card that reflects all shares that you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received valid voting instructions.

If you participate in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the trustees to vote on your behalf under the 401(k) Plan. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants.

The deadline for returning your voting instruction card(s) is May 11, 2026.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern its operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

Because the Company is listed on the Nasdaq Stock Market, we refer to the definition of “independent director” contained in the listing standards of the Nasdaq Stock Market when determining the independence of our directors. All our directors are considered independent under the listing standards of the Nasdaq Stock Market, except for Amie L. Lyons because she is employed by the Company and Fifth District. In determining the independence of directors, the Board of Directors has considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers – Transactions with Related Persons.”

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and of President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of those offices allows the President and Chief Executive Officer to better focus on her increasing responsibilities of managing the Company, enhancing shareholder value, and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, David C. Nolan serves as Chairman of the Board and Amie L. Lyons serves as President and Chief Executive Officer.

To further strengthen the regular oversight of the full Board of Directors, the standing committees of the Board of Directors are comprised solely of independent directors. These committees are the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee. See “Committees of the Board of Directors.”

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face several risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the daily management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies the Company’s standing committees and their members. The members of the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee are considered independent according to the relevant listing standards of the Nasdaq Stock Market. The charter of each committee is available in the Investors section of Fifth District’s website (www.fifthdistrict.com).

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
H. Greg Abry		X	X
Nolan P. Lambert	X	X	X (Chair)
Amie L. Lyons
David C. Nolan		X	X
Chris M. Rittiner	X	X (Chair)	X
Linda A. Sins	X (Chair)	X	X
Number of Meetings in Fiscal Year 2025	9	4	3

Audit Committee. The Audit Committee is established according to the requirements of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Linda A. Sins qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and Fifth District, establishes the compensation for the Company’s and Fifth District’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee assists the Board of Directors in: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board of Directors; (ii) recommending to the Board of Directors the director nominees for the next annual meeting; (iii) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (iv) leading the Board of Directors in its annual review of the Board’s performance; and (v) recommending director nominees for each committee.

Minimum Qualifications for Director Nominees. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include a requirement that the candidate had not been subject to certain criminal or regulatory actions, a residency requirement, and an age limitation. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating/Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

●	contributions to the range of talent, skill and expertise of the Board of Directors;
●	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;
●	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;
●	personal and professional integrity, honesty and reputation;
●	the ability to represent the best interests of our stockholders and the best interests of the Company;
●	the ability to devote sufficient time and energy to the performance of his or her duties; and
●	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating/Corporate Governance Committee will also consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities Fifth District serves. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board of Directors.

Consideration of Director Candidates Recommended by Stockholders. The policy of the Nominating/Corporate Governance Committee is to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended according to the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at our main office address:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating/Corporate Governance Committee;
●	The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;
●	The class or series and number of shares of Company common stock that are owned beneficially or of record by such stockholder and such beneficial owner;
●	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;
●	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

●	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;
●	The candidate’s written consent to serve as a director;
●	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; and
●	Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date on which the proxy statement for the previous year’s annual meeting was released to stockholders, advanced by one year.

Board and Committee Meetings

The business of the Company and Fifth District is conducted through meetings and activities of their respective Board of Directors and committees. During the year ended December 31, 2025, the Company’s Board of Directors held 19 meetings and the Bank’s Board of Directors held 19 meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Boards of Directors and of the meetings of the committees on which he or she served.

Director Attendance at Annual Meeting

The Board of Directors encourages all directors to attend the annual meeting of stockholders. All directors then serving attended last year’s annual meeting of stockholders.

Codes of Ethics

We have adopted a Code of Ethics for Senior Officers and a Code of Business Conduct and Ethics. Both are designed to ensure that our directors and employees meet the highest standards of ethical conduct. The Code of Ethics for Senior Officers, which applies to our principal executive officer and principal financial officer, addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. The Code of Business Conduct and Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, both codes are designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics are available in the Investors section of Fifth District’s website (www.fifthdistrict.com).

Anti-Hedging Policy

The Company has adopted a policy that prohibits directors, officers and employees of the Company or any of its subsidiaries, and their related persons, from purchasing or selling, or offering to purchase or offering to sell, derivative securities relating to the Company’s common stock, whether or not issued by the Company, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock.

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and issuing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the financial statements were prepared according to accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (United States) Auditing Standard No. 1301, Communications with Audit Committees, which include the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the consolidated financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of its financial reporting process.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the consolidated financial statements are presented according to accounting principles generally accepted in the United States of America, that the audit of the consolidated financial statements has been carried out according to the standards of the Public Company Accounting Oversight Board or that the independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved the recommendation, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, EisnerAmper LLP to serve as the independent registered public accounting firm for the year ending December 31, 2026.

Audit Committee of Board of Directors

of

Fifth District Bancorp, Inc.

Linda S. Sins (Chair)

Nolan P. Lambert

Chris M. Rittiner

Directors’ Compensation

The following table provides the compensation received by the individuals who served as our directors during the year ended December 31, 2025. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director. Each director of the Company also serves as a director of Fifth District. Ms. Lyons did not receive separate compensation for her service as a director during the year ended December 31, 2025.

	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Stock Option Awards ($) (2)	All Other Compensation ($)		Total ($)
David C. Nolan	37,260	154,985	118,471	31,200	(3)	341,916
H. Greg Abry	37,260	154,985	118,471	17,150	(4)	327,866
Nolan P. Lambert	37,260	154,985	118,471	—		310,716
Chris M. Rittiner	37,260	154,985	118,471	—		310,716
Linda S. Sins	37,260	154,985	118,471	—		310,716
(1)	Reflects aggregate grant date fair value for restricted stock awards computed according to Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718 – Share Based Payment, based on the closing price of the Company’s common stock on the grant date ($13.94 per share on September 16, 2025). Restricted stock awards vest in five approximately equal installments, with the first vesting occurring on September 16, 2026. As of December 31, 2025, each individual had an outstanding stock award for 11,118 shares.
(2)	Reflects aggregate grant date fair value computed according to FASB ASC Topic 718 – Share Based Payment, using the binomial option pricing model to estimate the fair value of stock option awards. Stock options vest in five approximately equal installments, with the first vesting occurring on September 16, 2026. The actual realized value of the stock options, if any, will depend on the extent to which the market value of the Company’s common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value, if any, will be at or near the estimated value disclosed in the table. As of December 31, 2025, each individual had an outstanding stock option award for 27,797 shares.
(3)	Represents consulting fees.
(4)	Represents property inspection fees.

Stock Ownership

The following table provides information, as of March 31, 2026, about the beneficial owners known to the Company that own more than 5% of our outstanding common stock. A person may be considered to beneficially own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Fifth District Savings Bank Employee Stock Ownership Plan 4000 General DeGaulle Drive New Orleans, Louisiana 70114	444,719	(2)	8.4%

AllianceBernstein L.P. 501 Commerce Street Nashville, Tennessee 37203	276,691	(3)	5.2
(1)	Based on 5,289,348 shares outstanding as of the close of business on March 31, 2026.
(2)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2026.
(3)	Based on a Schedule 13D filed with the Securities and Exchange Commission on February 17, 2026.

The following table provides information, as of March 31, 2026, about the shares of common stock beneficially owned by each nominee for director, by each director continuing in office, by each executive officer, and by all directors and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

	Number of Shares Owned		Percent of Common Stock Outstanding (1)
Director Nominees and Directors Continuing in Office:
H. Greg Abry	41,118		*
Nolan P. Lambert	46,118	(2)	*
Amie L. Lyons	54,782	(3)	*
David C. Nolan	21,118		*
Chris M. Rittiner	61,118	(4)	*
Linda A. Sins	36,118	(5)	*

Executive Officers Who Are Not Directors:
Melissa C. Burns	59,075	(6)	*
Dodie F. Gervais	58,384	(7)	*
Brandi S. Roe	57,411	(8)	*
Shane M. Smith	19,131	(9)	*
All directors and executive officers as a group (10 persons)	454,373		8.6%
*	Less than 1%.
(1)	Based on 5,289,348 shares outstanding as of the close of business on March 31, 2026.
(2)	Includes 15,000 shares held in an IRA and 20,000 shares held by Mr. Lambert’s spouse in her IRA.
(3)	Includes 20,275 shares held in the 401(k) plan, 450 shares held as custodian for a child and 2,924 shares held in the ESOP.
(4)	Includes 25,000 shares held by Mr. Rittiner’s spouse.
(5)	Includes 20,000 shares held in an IRA and 5,000 shares held by Ms. Sin’s spouse in his IRA.
(6)	Includes 25,579 shares held in the 401(k) plan and 2,363 shares held in the ESOP.
(7)	Includes 25,549 shares held in the 401(k) plan and 1,702 shares held in the ESOP.
(8)	Includes 25,142 shares held in the 401(k) plan and 1,136 shares held in the ESOP.
(9)	Includes 7,384 shares held in an IRA and 629 shares held in the 401(k) plan

BUSINESS Items to be Voted on by STOCKHOLDERs

Item 1 — Election of Directors

The Company’s Board of Directors consists of six members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Each director of the Company serves as a director of Fifth District. The nominees for election are Amie L. Lyons and David C. Nolan.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If either nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve.

The Board of Directors unanimously recommends that you vote “FOR” all nominees for director.

Set forth below is information regarding the Board of Directors’ nominees and the directors continuing in office. Unless otherwise stated, everyone has held his or her current occupation for the last five years. The indicated age for everyone is as of December 31, 2025. The indicated period for service as a director includes service as a director of Fifth District. There are no family relationships among the directors.

Director Nominees for Terms Expiring in 2029

Amie L. Lyons has served as the Company’s and Fifth District’s President and Chief Executive Officer since June 2025. She served as Senior Vice President of Administration and Operations from 2019 to June 2025. She began her career with Fifth District in 1996 as a teller and has served as an Assistant Branch Manager, as Branch Operations Officer, as Assistant Vice President of Operations and as Vice President of Administration and Operations. In addition to her duties as President and Chief Executive Officer, she manages Fifth District’s branch network, IRA Department, Human Resources Department, Information Technology Department and Electronic Banking Department. She is a graduate of the Graduate School of Banking, Louisiana State University and holds a Bachelor of Science in Business Management from University of Holy Cross. She participates in Banking on Leaders of Tomorrow, affiliated with the Federal Reserve Bank of Atlanta, and in the Leadership School of the Louisiana Bankers Association. Her years of community banking experience and knowledge of Fifth District’s business operations provides Fifth District’s board of directors with valuable insight to Fifth District’s business. Age 48. Director since 2022.

David C. Nolan serves as Chairman of the Board of Fifth District Bancorp and has served as Chairman of the Board of Fifth District since 2016. Mr. Nolan retired from Fifth District in 2018, at which time he served as Senior Vice President of Administration. His employment with Fifth District began in 1974 and during his career his areas of responsibility included asset/liability management, employee benefits administration and regulatory compliance, among other areas. He maintained his Certified Financial Planner license for the majority of his employment tenure with Fifth District. He holds a Bachelor’s Degree in Business and Finance from the University of New Orleans. He has also served various local religious and non-profit organization by providing financial guidance. His institutional knowledge of Fifth District and its business provides Fifth District’s board of directors with valuable insight to Fifth District’s business. Age 74. Director since 1995.

Directors Continuing in Office with Terms Expiring in 2027

H. Greg Abry has been President and Chief Executive Officer of Abry Brothers, Inc since 2005. Founded in 1840, Abry Brothers, Inc. is tied for the oldest family run business in the City of New Orleans. Abry Brothers, Inc. is a seventh-generation business primarily focused on foundation repair and building elevation. In his role as President and Chief Executive Officer, his main responsibilities are operational oversite, strategic planning and financial management. Mr. Abry provides Fifth District’s board of directors with knowledge of construction and real estate matters in Fifth District’s market area, as well as management abilities. Age 61. Director since 2013.

Chris M. Rittiner, now retired, served in various management capacities in three regional family-owned businesses before their acquisition. His leadership and management skills, strong financial background and knowledge of our community and local economy makes him well-suited to serve as a director of Fifth District Bancorp and Fifth District. Age 70. Director since 2000.

Directors Continuing in Office with Terms Expiring in 2028

Nolan P. Lambert has been a practicing attorney in New Orleans for over 35 years. He is presently a partner with the law firm of Lambert & Lambert, a PLC. He has represented every department within city government through the New Orleans City Attorney’s Office and as Special Counsel for the Sewerage and Water Board of New Orleans. Mr. Lambert owns a real estate company in New Orleans, leasing professional office space in the downtown area, and during his career has sat on various philanthropic, charity and community boards. Because of his breadth of experience and extensive involvement in our community, Mr. Lambert brings to Fifth District’s board of directors a unique set of skills and knowledge which is a valued benefit to the board of directors. Age 64. Director since 2015.

Linda A. Sins, now retired, most recently served as Research Professor of Engineering Management at University of New Orleans from 2007 to 2017. She holds a Masters of Business Administration degree from the University of New Orleans where she was a member of the honor society and graduated, with honors, from Loyola University School of Law where she served as editor-in-chief of the law review. She also served as an Instructor of Accounting at University of New Orleans. She served as Senior Counsel in the Legal Department of Entergy Corporation, among other legal affiliations, during her legal career. She is active in local community and charitable organizations. Fluent in French, she is active in several groups promoting the French language. She is an organizer and director of MetroMutts, Inc., an animal rescue and welfare organization. She provides Fifth District’s board of directors with invaluable financial management and legal experience. Age 75. Director since 2005.

Executive Officers Who Do Not Serve as Directors

Set forth below is information regarding our executive officers who do not serve as directors of the Company. They have held their current position for at least the last five years, unless otherwise stated. The age presented is as of December 31, 2025.

Melissa C. Burns, CPA, CGMA, age 48, serves as Chief Financial Officer of Fifth District Bancorp and as Vice President and Chief Financial Officer of Fifth District. She has served as Fifth District’s Chief Financial Officer since 2020 and became Vice President in 2006. Before joining Fifth District, she served as the Controller of Sigma Coatings USA and as a senior auditor for the former public accounting firm of Arthur Andersen, LLP. She serves as a member of Fifth District’s Asset/Liability Committee.

Dodie F. Gervais, age 55, has served as Fifth District’s Vice President of Lending since 2017. She started with Fifth District in 1987 and has held numerous positions throughout her 37-year career, including branch operations, branch management, human resources, administration, and lending. She serves as a member of Fifth District’s Asset/Liability Committee.

Brandi S. Roe, age 49, serves as Corporate Secretary of Fifth District Bancorp and has served as a Vice President of Fifth District since 2018 and as its Corporate Secretary since 2010. She started with Fifth District in 1997 and has held numerous positions throughout her career. In 2000, she was instrumental in launching Fifth District’s first website and online banking program. She assumed responsibility for Fifth District’s marketing programs in 2014. As a Certified Anti-Money Laundering and Fraud Professional, she serves as Fifth District’s Assistant Bank Secrecy Act Officer. She also serves as a member of Fifth District’s Asset/Liability Committee.

Shane M. Smith, age 44, serves as Vice President and Chief Credit Officer of Fifth District. He has served as Fifth District’s Chief Credit Officer since 2024 and brings 18 years of credit analyst experience. He is also a graduate of the Graduate School of Banking at Louisiana State University. He serves as a member of Fifth District’s Asset/Liability Committee.

Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

EisnerAmper LLP served as our independent registered public accounting firm for the year ended December 31, 2025. The Audit Committee of the Board of Directors has appointed EisnerAmper LLP to serve as the independent registered public accounting firm for the 2026 fiscal year, subject to ratification by stockholders. A representative of EisnerAmper LLP is not expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that you vote “FOR” ratification of the appointment of EisnerAmper LLP to serve as the independent registered public accounting firm.

Audit Fees. The following table sets forth the fees that EisnerAmper LLP billed for the years ended December 31, 2025 and 2024:

	2025	2024
Audit Fees (1)	$89,000	$—
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statements included in the Annual Report on Form 10-K, for the review of consolidated financial statements included in the Quarterly Reports on Form 10-Q and for services normally provided by the independent registered public accountant in connection with statutory and regulatory filings or engagements.

Change in Independent Registered Public Accounting Firm. On March 31, 2025, the Company dismissed Elliott Davis, LLC (“Elliott Davis”) as its independent registered public accounting firm. The Company notified Elliott Davis of its dismissal on March 31, 2025 (the “Notice Date”). The decision to dismiss Elliott Davis was approved by the Audit Committee of the Company’s Board of Directors. The dismissal was not related to any disagreements with Elliott Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The audit reports of Elliott Davis on the consolidated financial statements of the Company for the year ended December 31, 2024 and the financial statements of the Bank for the year ended December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2023 and December 31, 2024 and the subsequent interim period from January 1, 2025 through the Notice Date: (i) there were no disagreements with Elliott Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Elliott Davis, would have caused Elliott Davis to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

On March 31, 2025 (the “Engagement Date”), the Company engaged EisnerAmper LLP to serve as its independent registered public accounting firm for the year ending December 31, 2025. The selection of EisnerAmper LLP was approved by the Audit Committee of the Company’s Board of Directors.

During the Company’s fiscal years ended December 31, 2023 and December 31, 2024 and the subsequent interim period from January 1, 2025 through the Engagement Date, neither the Company nor anyone on its behalf consulted with EisnerAmper LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that EisnerAmper LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Securities and Exchange Commission Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in Securities and Exchange Commission Regulation S-K Item 304(a)(1)(v)).

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. According to its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit service to us prohibited by law or regulation. During the year ended December 31, 2025, all fees set forth in the table above were approved by the Audit Committee.

Executive Compensation

Summary Compensation Table

The following information is furnished for (i) each individual who served as our principal executive officer during the year ended December 31, 2025, and (ii) the two most highly compensated executive officers (other than the principal executive officer) serving during the year ended December 31, 2025, whose total compensation exceeded $100,000 for the year ended December 31, 2025. These individuals are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($) (1)	Total ($)
Brian W. North	2025	206,323	—	34,004	240,327
Former President and Chief Executive Officer (3)	2024	342,450	118,125	81,845	542,402

Amie L. Lyons	2025	231,904	66,650	71,044	369,598
President and Chief Executive Officer (4)	2024	217,500	66,750	61,154	345,404

Melissa C. Burns	2025	186,512	39,661	60,798	286,971
Vice President and Chief Financial Officer	2024	160,650	82,095	59,224	301,969

Dodie F. Gervais	2025	137,475	28,917	44,536	210,928
Vice President of Lending
(1)	For 2025, the compensation disclosed under the “All Other Compensation” column consists of the following:

Name	Automobile Allowance ($)	Health and Welfare Insurance Premiums ($)	ESOP Allocation ($)	401(k) Plan Employer Contributions ($)	Total All Other Compensation ($)
Brian W. North	3,600	5,451	16,098	8,855	34,004
Amie L. Lyons	3,600	6,873	23,171	37,400	71,004
Melissa C. Burns	3,600	13,542	17,620	26,037	60,798
Dodie F. Gervais	3,600	10,901	13,036	16,999	44,536
(2)	Mr. North passed away on June 2, 2025.
(3)	On June 3, 2025, Ms. Lyons succeeded Mr. North as President and Chief Executive Officer.

Employment Agreements. Fifth District has entered into employment agreements with Mss. Lyons and Burns. The employment agreements became effective on July 31, 2024. The initial term of the employment agreements began as of the effective date and ends on the second anniversary of that date. Commencing on the first anniversary of the effective date of each agreement and on each anniversary date thereafter, the term of the agreement will extend automatically for one additional year, so that the remaining term is again two years, unless either Fifth District or the executive give notice to the other party of non-renewal. If either party provides the other with notice of non-renewal, the term will become fixed and will expire at the end of the current term. Notwithstanding the foregoing, if Fifth District Bancorp or Fifth District enters a transaction that would constitute a change in control, as defined under the employment agreements, the term of the agreements would automatically extend so that they would expire no less than two years following the effective date of the change in control.

The employment agreements specify the base salaries, which are currently $217,500 for Ms. Lyons and $160,650 for Ms. Burns. The Board of Directors or the Compensation Committee of the Board of Directors of Fifth District may increase, but not decrease, the executives’ base salaries. In addition to base salary, the agreements provide that each executive will participate in any bonus plan or arrangement of Fifth District in which senior management is eligible to participate and/or may receive an incentive bonus, as determined by the Board of Directors or the

Compensation Committee of the Board of Directors. Each executive is also entitled to participate in all employee benefit plans, arrangements and perquisites offered to employees and officers of Fifth District and the reimbursement of reasonable travel and other business expenses incurred in the performance of the executive’s duties for Fifth District.

Fifth District may terminate the executives’ employment with or without cause (as defined in the employment agreement), or the executives may resign from their employment, at any time with or without good reason (as defined in the employment agreement). Under each of the employment agreements, if Fifth District terminates the executive’s employment without cause or the executive voluntary resigns for good reason (i.e., a “qualifying termination event”), Fifth District will pay the executive a severance payment equal to the greater of (i) the remaining base salary plus the total annual bonus opportunity (based on the highest annual bonus earned during the three most recent calendar years before the executive’s date of termination) the executive would have received during the remaining term of the employment agreement, or (ii) two times the sum of the executive’s base salary plus the average annual incentive bonus paid to the executive for the three most recently completed calendar years before the date of termination. In addition, the executive will be reimbursed for their monthly COBRA premium payments for up to 18 months.

If a qualifying termination event occurs at or within two years following a change in control of Fifth District Bancorp or Fifth District, the executives would be entitled to a severance payment under the employment agreements (in lieu of the payments and benefits described in the previous paragraph) equal to two times the sum of (i) the executive’s base salary in effect as of the date of termination (or during the three preceding years, if higher), plus (ii) the average annual total incentive bonus earned by the executive for the three most recently completed calendar years before the change in control (or, if greater, the annual total incentive bonus that would have been earned in the year of the change in control at target bonus opportunity). In addition, the executives would receive a lump sum payment equal to the value of 18 months’ health care cost (based on COBRA premium payments).

The employment agreements terminate upon the executives’ death or disability. Upon termination of employment (other than a termination in connection with a change in control), the executives will be required to adhere to one-year non-solicitation restrictions set forth in the employment agreements.

The non-solicitation covenants also apply following a change in control for a period mutually to be agreed to by the parties, which will be no less than six months nor exceed two years. If payments and benefits provided to the executive become subject to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), and after considering the value of the non-solicitation covenants, the payments will be reduced if the reduction would leave the executive financially better off on an after-tax basis than if the executive received the entire payment and was obligated to pay the excise tax under Code Section 4999.

Executive Salary Continuation Agreements. Fifth District has entered into Executive Salary Continuation Agreements (“SCAs”) with Mss. Lyons, Burns and Gervais. Under the SCAs, upon separation from service on or after attaining age 65 (other than for cause or death), Fifth District will pay an annual retirement benefit of $108,744 for Ms. Lyons, $94,000 for Ms. Burns, and $50,000 for Ms. Gervais, payable in equal monthly installments over fifteen years.

If the executive involuntarily separates from service before attaining age 65, other than for cause, Fifth District will pay the executive a benefit equal to the normal retirement benefit multiplied by a fraction, the numerator of which is the number of calendar months of participation under the SCA and the denominator of which is the total number of months between the executive’s initial participation in the SCA and the executive’s 65th birthday. The reduced annual benefit is payable in equal monthly installments over fifteen years.

If the executive voluntarily terminates employment before attaining age 65, other than due to disability or in connection with a change in control, or if the executive’s employment is involuntarily terminated for cause, the executive will not be entitled to any benefits under the SCA.

If the executive separates from service due to a disability before attaining age 65 or if the executive separates from service at any time following a change in control of Fifth District (as defined in the SCA), Fifth District will pay the executive the same benefits as if the executive separated from service after attaining age 65. The benefit payments under the SCA will commence within 30 days of the executive’s separation from service.

If the executive dies while employed by Fifth District and before the commencement of benefit payments under the SCA, Fifth District will pay the executive’s beneficiary the same benefits as if the executive separated from service after attaining age 65. Fifth District will pay the benefit in equal monthly installments over fifteen years, commencing within 30 days of the date of death.

If the executive dies while receiving benefits under the SCA, Fifth District will continue to pay the benefits in the same amount and at the same time they would have been paid to the executive had the executive survived until Fifth District had made all payments under the SCA.

Non-Equity Incentive Plan. Each year, the Board of Directors of Fifth District may award, at its discretion, an individual bonus to certain key senior officers who are responsible for the financial and operational success of Fifth District. By December 31 of each year, the President of Fifth District determines the size of the bonus pool for the next fiscal year and identifies the officers who are eligible for an individual bonus. The Board of Directors of Fifth District determines whether the President will be eligible for an individual bonus. The Board of Directors of Fifth District establishes performance criteria for the President, and the President establishes performance criteria for the remaining eligible officers. At year end, each eligible officer’s performance is evaluated against the performance criteria. Awards, if earned, are generally paid in December for current year performance.

401(k) Plan. Fifth District maintains the Fifth District Savings Bank 401(k) Plan, a tax-qualified defined contribution plan for eligible employees. The named executive officers are eligible to participate in the 401(k) Plan on the same terms as other eligible employees of Fifth District.

Under the 401(k) Plan, a participant may elect to defer, on a pre-tax basis, up to 100% of their eligible compensation. In addition to salary deferral contributions, Fifth District currently makes an 8% profit sharing contribution on a quarterly basis. A participant is immediately 100% vested in his or her salary deferral contributions and becomes vested in employer contributions at the rate of 20% per year after two years of service, so that the participant will be 100% vested after completing six years of service.

Employee Stock Ownership Plan. Fifth District has adopted an employee stock ownership plan for eligible employees. The named executive officers are eligible to participate in the employee stock ownership plan on the same terms as other eligible employees of Fifth District.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the trustee repays the loan. The trustee will allocate the shares released among participants’ accounts based on each participant’s proportional share of compensation relative to all participants. A participant will vest in his or her account balance based on his or her years of service with Fifth District, at the rate of 20% per year after two years of service, so that the participant will be 100% vested after completing six years of service.

Outstanding Equity Awards at December 31, 2025

There were no equity awards outstanding to any named executive officer as of December 31, 2025.

Policies and Practices Related to the Grant of Certain Equity Awards

While the Company does not have formal policy or obligation that requires it to grant or award equity-based compensation on specific date, the Compensation Committee and the Board have a historical practice of not granting stock options to executive officers during closed quarterly trading windows as determined under the Company’s insider trading policy. Consequently, the Company has not granted, and does not expect to grant, any stock options to any named executive officers within four business days preceding the filing with the Securities and Exchange Commission of any report on Forms 10-K, 10-Q or 8-K that discloses material non-public information. The Compensation Committee and the Board do not take material non-public information into account when determining the timing of equity awards and do not time the disclosure of material non-public information in order to impact the value of executive compensation.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

General. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of the reports we have received and of written representations provided to us by the individuals required to file the reports, we believe that each executive officer, director and greater than 10% beneficial owner has complied with applicable reporting requirements for transactions in Company common stock during the year ended December 31, 2025, except as disclosed below.

Delinquent Section 16 Reports. Shane M. Smith, Chief Credit Officer, inadvertently failed to file timely a Form 3 to initially report his ownership of Company common stock and a Form 4 to report the purchase of shares of Company common stock.

Transactions with Related Persons

Loans and Extensions of Credit. Federal law generally prohibits publicly traded companies from making loans and extensions of credit to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally-insured financial institutions, such as Fifth District, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. All loans made to our executive officers and directors that were outstanding at December 31, 2025, were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons unrelated to Fifth District, did not involve more than the normal risk of collectability or present other unfavorable features, were performing according to their original repayment terms at December 31, 2025, and were made in compliance with federal banking regulations.

Other Transactions. David C. Nolan and Fifth District have a consulting arrangement under which he provides consulting services in the areas of customer relations, bank operations and employee matters, among others. He received $31,200 in consulting fees for the year ended December 31, 2025.

H. Greg Abry serves as an independent contractor for Fifth District performing inspections on new home constructions financed by Fifth District. For the year ended December 31, 2025, he received $17,150 in property inspection fees.

For each of the above arrangements, the amounts paid by Fifth District were in the ordinary course of business and on substantially the same terms and conditions as for unrelated third parties.

Submission of STOCKHOLDER Business Proposals and Nominations

The Company must receive proposals that shareholders seek to include in the proxy statement for its next annual meeting no later than December 17, 2026. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 18, 2027, a shareholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Under Securities and Exchange Commission Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the annual meeting of stockholders to be held in 2027 must give the Company notice of its intent to solicit proxies by providing the name(s) of its nominee(s) and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 18, 2027, then notice must be given by the later of 60 calendar days before the date of the annual meeting or the 10th calendar day following the day on which the Company first makes public announcement of the date of the annual meeting.

In addition to the requirement set forth under Securities and Exchange Commission Rule 14a-19, under the Company’s bylaws, for a stockholder to properly bring business before an annual meeting or make nominations for the election of directors, the stockholder must give written notice to our Corporate Secretary at our principal executive office not less than ninety (90) days nor more than one hundred (100) days before the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days before the anniversary of the prior year’s annual meeting of stockholders, such written notice shall be timely only if delivered or mailed to and received by the Corporate Secretary at the principal executive office no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the 10th day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. Such written notice must also contain the information specified by the Bylaws. A copy of the Bylaws may be obtained by contacting our Corporate Secretary.

STOCKholder Communications

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Fifth District Bancorp, Inc., 4000 General DeGaulle Drive, New Orleans, Louisiana 70114. Communications regarding financial or accounting policies may be made, in writing, to the Chair of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chair of the Nominating/Corporate Governance Committee at the same address.

Miscellaneous

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, accompanies this proxy statement. Any stockholder who has not received a copy of the Form 10-K may obtain one by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 18, 2026.” The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares of Company common stock in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, the stockholder should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet.

BY ORDER OF THE BOARD OF DIRECTORS

Brandi S. Roe
Corporate Secretary

New Orleans, Louisiana
April 16, 2026

FIFTH DISTRICT BANCORP, INC. Annual Meeting of Stockholders May 18, 2026 10:00 AM, Central Time REVOCABLE PROXY This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoints H. Greg Abry, Linda A. Sins and Chris M. Rittiner, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Fifth District Bancorp, Inc. (the “Company”) that the undersigned(s) is entitled to vote at the Annual Meeting of Stockholders and at any adjournment or postponement thereof. THE UNDERSIGNED(S) HEREBY REVOKES ANY AND ALL PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE NAMED PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF. The Board of Directors unanimously recommends a vote FOR each director nominee and FOR proposal 2 listed below. 1. To elect the following nominees as directors: FOR WITHHOLD 01. Amie L. Lyons □ □ 02. David C. Nolan □ □ 2. To ratify the appointment of EisnerAmper LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2026: □ FOR □ AGAINST □ ABSTAIN Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign but only one owner must sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer and add title as such. Signature ____________________________________________ Signature (Co-owner) __________________________________ Title ________________________________________________ Dated: ____________________ □ Please check box for Address Change or Comments. Provide updated address or comments in the space provided below. ____________________________________________________________________________________________________________ ____________________________________________________________________________________________________________ □ Please check box if you agree to receive all future communications related to these securities holdings electronically via the email address provided below. I understand I may change this selection at any time in the future. EMAIL ADDRESS: ________________________________________________________________________________ If you vote by Internet, you do NOT need to return your proxy card by mail. YOUR VOTE IS IMPORTANT Voting Instructions on Reverse Side.

VOTING INSTRUCTIONS You may vote your proxy in the following ways: ● Via Internet: Login to https://annualgeneralmeetings.com/fdsb2026 Enter your control number (12-digit number located below) ● Via Mail: Pacific Stock Transfer Company Proxy Department 6725 Via Austi Parkway Suite 300 Las Vegas, Nevada 89119 CONTROL NUMBER Internet voting is available 24 hours a day, 7 days a week, through 11:59 p.m., Central time, on May 17, 2026. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed, dated and returned your proxy card.